SUPPLEMENT TO THE PROSPECTUS
OF
ALLSPRING TAXABLE FIXED INCOME FUNDS
For the Allspring Short-Term High Income Fund (the “Fund”)

Effective October 1, 2026, in the section entitled “Account Information - Distributions”, the second paragraph is replaced with the following:

The Funds, except Core Plus Bond Fund, Short-Term Bond Plus Fund and Short-Term High Income Fund, generally declare distributions of any net investment income daily, and pay such distributions monthly. Core Plus Bond Fund, Short-Term Bond Plus Fund and Short-Term High Income Fund generally declare distributions of any net investment income monthly, and pay such distributions monthly. For Core Plus Bond Fund and Short-Term Bond Plus Fund, the amount distributed in any given period may be less than the amount earned in that period or more than the amount earned in that period if it includes amounts earned in a previous period but retained for later distribution. The Funds generally make distributions of any realized net capital gains annually. Please note that distributions have the effect of reducing the NAV per share by the amount distributed.

May 21, 2026	SUP3017 05-26